CPI AEROSTRUCTURES, INC.

EXHIBIT 32

SECTION 302 CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CPI Aerostructures, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 12, 2004	/s/ Edward J. Fred
Edward J. Fred Chief Executive Officer and President (and principal executive officer)
Dated: August 12, 2004	/s/ Vincent Palazzolo
Vincent Palazzolo Chief Financial Officer (and principal accounting officer)